Vanguard® Short-Term Treasury Fund
Schedule of Investments (unaudited)
As of April 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (99.0%)
U.S. Government Securities (94.1%)
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/24	451,266	444,215
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/24	395,298	385,292
[1]	United States Treasury Note/Bond	2.500%	4/30/24	24,000	23,453
	United States Treasury Note/Bond	0.250%	5/15/24	150,000	143,086
	United States Treasury Note/Bond	2.500%	5/15/24	80,000	78,100
	United States Treasury Note/Bond	2.000%	5/31/24	214,500	208,166
	United States Treasury Note/Bond	2.500%	5/31/24	105,000	102,457
	United States Treasury Note/Bond	3.000%	6/30/24	76,000	74,551
	United States Treasury Note/Bond	1.750%	7/31/24	45,000	43,439
	United States Treasury Note/Bond	2.375%	8/15/24	17,000	16,535
	United States Treasury Note/Bond	1.875%	8/31/24	8,000	7,725
	United States Treasury Note/Bond	0.625%	10/15/24	47,200	44,685
	United States Treasury Note/Bond	0.750%	11/15/24	245,600	232,514
	United States Treasury Note/Bond	4.500%	11/30/24	120,000	120,281
	United States Treasury Note/Bond	1.000%	12/15/24	225,900	214,323
	United States Treasury Note/Bond	4.250%	12/31/24	17,500	17,492
	United States Treasury Note/Bond	1.500%	2/15/25	234,988	224,084
	United States Treasury Note/Bond	2.000%	2/15/25	71,000	68,326
	United States Treasury Note/Bond	1.125%	2/28/25	119,400	113,076
	United States Treasury Note/Bond	1.750%	3/15/25	64,000	61,260
	United States Treasury Note/Bond	2.625%	4/15/25	171,700	166,951
	United States Treasury Note/Bond	2.875%	4/30/25	173,000	168,972
	United States Treasury Note/Bond	2.125%	5/15/25	43,700	42,048
	United States Treasury Note/Bond	2.750%	5/15/25	304,100	296,355
	United States Treasury Note/Bond	0.250%	5/31/25	163,000	150,800
	United States Treasury Note/Bond	2.875%	6/15/25	132,500	129,436
	United States Treasury Note/Bond	2.750%	6/30/25	185,800	180,981
	United States Treasury Note/Bond	3.000%	7/15/25	199,400	195,287
	United States Treasury Note/Bond	3.125%	8/15/25	156,500	153,688
	United States Treasury Note/Bond	0.250%	8/31/25	32,000	29,405
	United States Treasury Note/Bond	2.750%	8/31/25	94,500	92,064
	United States Treasury Note/Bond	3.500%	9/15/25	70,100	69,454
	United States Treasury Note/Bond	3.000%	9/30/25	21,000	20,560
	United States Treasury Note/Bond	3.000%	10/31/25	18,000	17,623
	United States Treasury Note/Bond	4.500%	11/15/25	51,800	52,585
	United States Treasury Note/Bond	0.375%	11/30/25	121,300	111,084
	United States Treasury Note/Bond	0.375%	1/31/26	20,000	18,231
	United States Treasury Note/Bond	0.500%	2/28/26	197,400	180,189
	United States Treasury Note/Bond	0.750%	4/30/26	95,000	87,014
	United States Treasury Note/Bond	0.750%	5/31/26	155,000	141,655
	United States Treasury Note/Bond	2.125%	5/31/26	12,000	11,443

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	United States Treasury Note/Bond	0.875%	6/30/26	165,200	151,416
	United States Treasury Note/Bond	0.625%	7/31/26	161,000	146,007
	United States Treasury Note/Bond	1.875%	7/31/26	26,100	24,648
	United States Treasury Note/Bond	1.500%	8/15/26	121,000	112,833
	United States Treasury Note/Bond	0.750%	8/31/26	103,500	94,023
	United States Treasury Note/Bond	1.375%	8/31/26	44,700	41,473
	United States Treasury Note/Bond	0.875%	9/30/26	143,000	130,309
	United States Treasury Note/Bond	1.125%	10/31/26	143,100	131,227
	United States Treasury Note/Bond	1.250%	11/30/26	76,600	70,472
	United States Treasury Note/Bond	1.250%	12/31/26	135,000	123,989
	United States Treasury Note/Bond	1.875%	2/28/27	129,200	121,165
	United States Treasury Note/Bond	2.750%	4/30/27	41,000	39,693
	United States Treasury Note/Bond	1.250%	4/30/28	22,000	19,711
	United States Treasury Note/Bond	2.875%	5/15/28	20,400	19,778
	United States Treasury Note/Bond	1.250%	5/31/28	53,500	47,883
	United States Treasury Note/Bond	1.000%	7/31/28	75,000	65,977
	United States Treasury Note/Bond	1.125%	8/31/28	87,000	76,913
	United States Treasury Note/Bond	1.250%	9/30/28	17,400	15,451
	United States Treasury Note/Bond	1.375%	10/31/28	50,000	44,641
	United States Treasury Note/Bond	1.750%	1/31/29	26,000	23,611
					6,440,105
Agency Bonds and Notes (1.3%)
[2]	Federal Home Loan Banks	1.220%	6/30/27	50,000	44,805
[2]	Federal Home Loan Banks	1.000%	8/26/27	25,000	21,901
	Private Export Funding Corp.	3.900%	10/15/27	19,500	19,509
					86,215
Conventional Mortgage-Backed Securities (0.0%)
[2,3]	UMBS Pool	5.500%	10/1/52	2,808	2,844
Nonconventional Mortgage-Backed Securities (3.6%)
[2,3]	Fannie Mae REMICS	3.000%	9/25/50–2/25/52	118,378	90,136
[2,3]	Freddie Mac REMICS	3.000%	11/25/50–2/25/52	73,588	56,407
[2,3]	Freddie Mac REMICS	2.000%	12/25/51	1,282	824
[2]	Ginnie Mae	3.000%	11/20/50–12/20/51	105,924	81,289
[2]	Ginnie Mae	1.500%	5/20/51–12/20/51	6,241	3,801
[2]	Ginnie Mae	2.500%	9/20/51	13,396	10,118
[2]	Ginnie Mae	2.000%	11/20/51	7,247	4,556
[2]	Ginnie Mae	3.500%	11/20/51	2,484	2,038
					249,169
Total U.S. Government and Agency Obligations (Cost $6,890,310)					6,778,333
				Shares
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[4]	Vanguard Market Liquidity Fund (Cost $39,652)	4.853%		396,559	39,652
Total Investments (99.6%) (Cost $6,929,962)					6,817,985

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (0.0%)
[2,3,5]	UMBS Pool (Proceeds ($2,797))	5.500%	5/11/53	(2,996)	(2,939)
Other Assets and Liabilities—Net (0.4%)					31,201
Net Assets (100%)					6,846,247
Cost is in $000.
1	Securities with a value of $10,774,000 have been segregated as initial margin for open futures contracts.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of April 30, 2023.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	June 2023	2,589	533,759	2,158
5-Year U.S. Treasury Note	June 2023	2,523	276,879	507
Ultra 10-Year U.S. Treasury Note	June 2023	48	5,830	(33)
				2,632

Short Futures Contracts
10-Year U.S. Treasury Note	June 2023	(289)	(33,294)	396
Long U.S. Treasury Bond	June 2023	(156)	(20,538)	(886)
Ultra Long U.S. Treasury Bond	June 2023	(1,669)	(236,007)	(7,422)
				(7,912)
				(5,280)
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.

B. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At April 30, 2023, counterparties had deposited in segregated accounts cash of $60,000 in connection with TBA transactions.
C. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
D. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).

E.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of April 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	6,778,333	—	6,778,333
Temporary Cash Investments	39,652	—	—	39,652
Total	39,652	6,778,333	—	6,817,985
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	2,939	—	2,939
Derivative Financial Instruments
Assets
Futures Contracts[1]	3,061	—	—	3,061
Liabilities
Futures Contracts[1]	8,341	—	—	8,341
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.